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                                                                   EXHIBIT 10.27

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                               CORIXA CORPORATION


            This ASSIGNMENT AND ASSUMPTION AGREEMENT (the "Assignment/Assumption Agreement") is made and entered into as of the 21st day of August, 1998, by and among THE SUMITOMO BANK, LIMITED, a Japanese banking corporation ("Seller"), as Assignor Bank, SUMITOMO BANK OF NEW YORK TRUST COMPANY ("Sumitomo Trust"), as Assignor Bailee and Assignor Custodian, CORIXA CORPORATION, a Delaware corporation ("Borrower"), WELLS FARGO BANK, N.A. ("Account Holder), BANQUE NATIONALE DE PARIS ("Buyer"), as Assignee Bank, and BANK OF THE WEST, acting by and through its TRUST AND INVESTMENT SERVICES DIVISION ("Bank West"), as Assignee Bailee and Assignee Custodian.

                                R E C I T A L S:

            A. WHEREAS, Seller entered into that certain Loan Agreement dated December 29, 1997 by and between Seller and Corixa Corporation, a Delaware corporation (the "Borrower") whereby Seller agreed to loan to Borrower sums not to exceed an aggregate principal amount of Seven Million Dollars ($7,000,000.00) (the "Loan") in one or more disbursements, upon the terms and conditions more particularly described therein (the "Loan Agreement");

            B. WHEREAS, in connection with the Loan Agreement, Borrower, Seller and certain other parties entered into the other Loan Documents (as defined in the Loan Agreement), including the following:

                  1. That certain Irrevocable Instructions and Power of Attorney by and among Wells Fargo Bank, N.A., as Account Holder, Borrower and Seller, dated December 29, 1997 (the "Irrevocable Instructions");

                  2. That certain letter Custodian Agreement -- Company Account, dated December 29, 1997 ("Custodian Agreement") by and among the Borrower and Sumitomo Bank of New York Trust Company ("Sumitomo Trust");


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                  3.    That certain Restricted Account and Security Agreement
            by and among Borrower, Seller, and Sumitomo Trust, as Bailee, dated December 29, 1997 (the "Security Agreement"); and

                  4. That certain Collateral Bailment Agreement dated December 29, 1997 by and among Borrower, Seller and Sumitomo Trust as Bailee ("Collateral Bailment Agreement");

            C. WHEREAS, on December 29, 1997, Seller made an initial disbursement to Borrower of principal in the amount of Two Million Dollars ($2,000,000.00), evidenced by that certain promissory note dated December 29, 1997 ("Note 1");

            D. WHEREAS, on April 1, 1998, Seller made a disbursement to Borrower of principal in the amount of Two Million Dollars ($2,000,000.00), evidenced by that certain promissory note dated April 1, 1998 ("Note 2");

            E. WHEREAS, on May 22, 1998, Seller made a disbursement to Borrower of principal in the amount of Two Million Dollars ($2,000,000.00), evidenced by that certain promissory note dated May 22, 1998 ("Note 3"); Note 1,
Note 2 and Note 3 to be referred to collectively as the "Notes"); and

            F. WHEREAS, Buyer and Seller have entered into a Loan Purchase and Sale Agreement dated as of August 21, 1998 (the "Purchase Agreement"), for the purchase of all of Seller's right, title and interest in the Loan by Buyer (the "Loan Purchase");

            NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements set forth herein and certain other good and valuable consideration, the sufficiency of which are hereby acknowledged, the parties agree as follows:


                                A G R E E M E N T

            1.    DEFINITIONS.

                  1.1. The Loan Agreement, the Notes, the Irrevocable Instructions, the Custodian Agreement, the Security Agreement, the Collateral Bailment Agreement and all other Loan Documents (as defined in the Loan Agreement) shall be referred to collectively herein as the Loan Documents;

                  1.2. The Purchase Agreement, this Assignment/Assumption Agreement, and all certificates, documents and other instruments executed in connection with the transaction contemplated by the Purchase Agreement shall be referred to collectively herein as the Purchase Documents; and


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                  1.3.  All capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Documents and the Purchase Documents.

            2.    ASSIGNMENT.

                  2.1. Seller hereby assigns all of its respective rights, title and interest, including without limitation any beneficial interest and third party interest, in, and delegates all of its obligations under, the Loan Documents to Buyer, and Buyer accepts such assignment and assumes such obligations without recourse to Seller. From and after the effective date hereof, all references in the Loan Documents to Seller (including the defined term "Seller" and any other defined term that references Seller) shall apply to Buyer. The Loan Documents are hereby amended to effectuate the preceding sentence.

                  2.2. Sumitomo Trust hereby assigns all of its rights, title and interest in, and delegates all of its obligations under, the Custodian Agreement, Security Agreement, and Collateral Bailment Agreement to Bank West, and Bank West hereby accepts such assignment and assumes such obligations without recourse to Seller. From and after the effective date hereof, all references in the Loan Documents to Sumitomo Trust (including any defined term that references Sumitomo Trust) shall apply to Bank West. The Loan Documents are hereby amended to effectuate the preceding sentence.

            3.    ACKNOWLEDGMENT (BORROWER).

                  3.1. Borrower hereby (i) acknowledges the assignment of Seller's interest in, and the delegation of Seller's obligations under, the Loan Documents to Buyer, and Buyer's acceptance of such assignment and assumption of such obligations; and (ii) releases Seller from all covenants, duties and obligations under the Loan Documents.

                  3.2. Borrower hereby (i) acknowledges the assignment of Sumitomo Trust's interest in, and delegation of its obligations under, the Loan Documents to Bank West, and Bank West's acceptance of such assignment and assumption of such obligations; and (ii) releases Sumitomo Trust from all covenants, duties and obligations under the Loan Documents.

                  3.3. Buyer acknowledges that the Purchase Documents do not modify or otherwise change the obligations to perform or the time of performance under the Loan Documents, except only that following the closing of the sale of the Loan from Seller to Buyer pursuant to the Purchase Documents ("Closing") such performance by Borrower shall be owed to Buyer instead of Seller (as the "Bank" under the Loan Documents) and owed to Bank West instead of Sumitomo Trust (as the "Custodian" and as the "Bailee" under the Loan Documents), respectively.

                  3.4. Borrower agrees to execute such additional documents, financing statements and other instruments, and to take such additional actions as Seller, Buyer, Sumitomo Trust and Bank West may reasonably request in order to complete the transaction contemplated by the Purchase Documents.


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            4.    ACKNOWLEDGMENT (ACCOUNT HOLDER)

                  4.1. Account Holder hereby acknowledges the assignment of Seller's interest in, and the delegation of Seller's obligations under, the Loan Documents to Buyer, and Buyer's acceptance of such assignment and assumption of such obligations.

                  4.2. Account Holder hereby agrees to recognize Buyer as the "Bank" under the Irrevocable Instructions and that Buyer is substituted for Seller for all purposes under the Irrevocable Instructions.

                  4.3. Account Holder acknowledges that the Purchase Documents do not modify or otherwise change its respective obligations under the Irrevocable Instructions, except only that following the Closing all references in the Irrevocable Instructions to Seller (including the defined term "Bank" and any other defined term that references Seller) shall apply to Buyer. The Irrevocable Instructions are hereby amended to effectuate the preceding sentence.

                  4.4. Account Holder and Borrower each agree to execute such additional documents, financing statements and other instruments, and to take such action as Seller or Buyer may reasonably request in order to complete the transaction contemplated by the Purchase Documents and modify the Irrevocable Instructions accordingly.

            5. POWERS OF ATTORNEY (BORROWER, BUYER). Effective as of the Closing, Borrower hereby irrevocably constitutes and appoints Buyer and any officer or agent thereof, in substitution for, place and stead of Seller, as its true and lawful attorney-in-fact, as provided in, and upon all of the terms and conditions of, the powers of attorney granted Seller in the Irrevocable Instructions and Section 3.2 of the Security Agreement. The powers of attorney granted herein are powers coupled with an interest and irrevocable for the terms prescribed under the Loan Documents.

            6. SURVIVAL OF INDEMNITIES. Notwithstanding any other provision herein or in the Loan Documents, the parties agree that Seller's and Sumitomo Trust's rights and remedies under the following provisions shall survive the Closing (and that after the Closing such provisions shall apply to each of Seller, Sumitomo Trust, Buyer and Bank West as the context requires): (i) Loan Agreement Sections 9.1 (Indemnity; Additional Fees), 9.2 (Survival of Agreements and Representations), and 9.11 (Relationship of the Borrower and the Bank); (ii) Collateral Bailment Agreement Section 4 (Indemnification of Bailee); (iii) Security Agreement Sections 4.4 (Indemnification), 4.5 (Bank Exculpations), and
4.6 (Bailee Exculpations); and (iv) all other obligations of Borrower to indemnify Seller or Sumitomo Trust under the Loan Documents.

            7. NOTICES. All notices, requests, reports and other communications pursuant to this Assignment/Assumption Agreement must be in writing, either by letter (delivered by hand or commercial delivery service or sent by certified mail, return receipt requested) or facsimile or telecopier, addressed as follows:


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            If to Seller:            The Sumitomo Bank, Limited
                                     450 Lexington Avenue, Suite 1700
                                     New York, New York  10017
                                     Attn:  Brian M. Smith, Senior Vice
                                     President
                                     Telephone:  (212) 808-2325
                                     Facsimile:  (212) 818-0867


            If to Sumitomo           Sumitomo Bank of New York
            Trust:                   Trust Company
                                     Two World Financial Center
                                     Tower B
                                     225 Liberty Street, 35th Floor
                                     New York, New York 10281
                                     Attn: Wayne Bolin
                                     Telephone:  212-224-5430


            If to Seller's           Freed & Heinemann LLP
            or Sumitomo              One Jackson Place
            Trust's Counsel:         633 Battery Street, Suite 620
                                     San Francisco, CA  94111
                                     Attn:  Peter Heinemann, Esq.
                                     Telephone:  (415) 986-0707
                                     Facsimile:  (415) 986-0999

            If to Buyer:             Banque Nationale De Paris
                                     180 Montgomery Street
                                     San Francisco, CA  94104
                                     Attn:  Katherine Wolfe, Vice President
                                     Telephone:  (415) 956-0707
                                     Facsimile:  (415) 296-8954

            If to Buyer's            Lillick & Charles LLP
            Counsel:                 Two Embarcadero Center, Suite 2700
                                     San Francisco, CA  94111
                                     Attn: Harry Pfeifer or David Serepca
                                     Telephone:  (415) 984-8200
                                     Facsimile:  (415) 984-8300


            If to Bank West:         Bank of the West Trust and
                                     Investment Services Division
                                     50 West San Fernando Street
                                     San Jose, CA  95113
                                     Attn: Clarence Herndon
                                     Telephone:  (408) 971-0933
                                     Facsimile:  (408) 998-6860


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            If to Borrower:          Corixa Corporation
                                     1124 Columbia Street, Suite 464
                                     Seattle, WA  98104
                                     Attn:  Ms. Michelle Burris, Vice President
                                     Telephone:  (206) 667-5720
                                     Facsimile:  (206) 667-5715


            If to Borrower's         Venture Law Group
            Counsel:                 4750 Carillon Point
                                     Kirkland, WA  98033
                                     Attn:  William Ericson, Esq.
                                     Telephone:  (425) 739-8700
                                     Facsimile:  (425)739-8750

            If to Account Holder:    Wells Fargo Bank, N.A.
                                     525 Market Street, 10th Floor
                                     MAC 0103-103
                                     San Francisco, CA  94105
                                     Attn:  Mora Andrews
                                     Re:    Corixa Corporation;
                                            Account No. 358-213128
                                     Telephone:  (415) 396-7188
                                     Facsimile:  (415) 975-6612

Any notice, request or communication hereunder will be deemed to have been given
(i) on the day on which it is delivered by hand to such party at its address specified above, (ii) if sent by mail, on the third (3rd) Business Day following the day it was deposited in the mail, postage prepaid, or (iii) if sent by telecopy, when transmitted addressed as aforesaid on a Business Day during normal business hours and receipt is confirmed, on such Business Day. Any party may change the person or address to whom or which notices are to be given hereunder, by notice duly given hereunder, provided, however, that any such notice will be deemed to have been given hereunder only when actually received by the party to which it is addressed.

            80    MISCELLANEOUS PROVISIONS.

                  8.1. COUNTERPARTS. This Assignment/Assumption Agreement may be executed in counterparts and shall be binding on all the parties hereto as if one agreement had been signed.

                  8.2. CAPTIONS. The captions used in connection with sections of this Assignment/Assumption Agreement are for convenience only, and shall not be deemed to affect the meaning of any provision of this Agreement.

                  8.3.  ADVICE OF COUNSEL. In entering into this
Assignment/Assumption Agreement, each party hereto represents that it has had the opportunity to seek the advice of legal counsel of its choice and has either obtained such advice or knowingly and willingly


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elected not to obtain such advice. Each party has had the opportunity to review and propose revisions to this Assignment/Assumption Agreement and, accordingly, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Assignment/Assumption Agreement or any amendment thereto.

                  8.4. FURTHER ASSURANCES. Each party shall deliver and execute such instruments of transfer and other documents as may be reasonably requested by another party and which are necessary to carry out the purposes and intent of this Assignment/Assumption Agreement.

                  8.5. AUTHORITY. The parties represent and warrant to each other that they have the right and authority to enter into and execute this Assignment/Assumption Agreement.

                  8.6. BINDING EFFECT; ASSIGNMENT. This Assignment/Assumption Agreement will be binding upon and inure to the benefit of Borrower and its successors and assigns as permitted in the Loan Documents, and shall be binding upon and inure to the benefit of Seller, Sumitomo Bank, Buyer and Seller West as permitted in the Loan Documents and the Purchase Documents.

                  8.7. CONDITIONS. This Assignment/Assumption Agreement shall be executed by the parties and deposited in escrow subject to and for delivery at the Closing of the Loan Purchase. In the event that the Loan Purchase does not close as provided in the Purchase Documents, this Assignment/Assumption Agreement shall be deemed to have never been delivered, and the original executed counterparts shall be returned to the respective parties.

            IN WITNESS WHEREOF, the parties hereto have entered into this Assignment/Assumption Agreement as of the date first set forth above.



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SELLER (ASSIGNOR BANK):                BUYER (ASSIGNEE BANK):
THE SUMITOMO BANK, LIMITED,            BANQUE NATIONALE DE PARIS,
a Japanese banking corporation         a French banking corporation acting
                                       through its San Francisco Branch


By:    /s/DAVID G. HUME                By:    /s/WILLIAM J. LA HERRAN
       -----------------------------          -----------------------------
Name:  David G. Hume                   Name:  William J. La Herran
       -----------------------------          -----------------------------
Title: General Counsel                 Title: Vice President
       -----------------------------          -----------------------------


By:    /s/BRIAN M. SMITH               By:    /s/MARK MCELWAIN
       -----------------------------          -----------------------------
Name:  Brian M. Smith                  Name:  Mark McElwain
       -----------------------------          -----------------------------
Title: Regional Vice President &       Title: Assistant Vice President
       -----------------------------          -----------------------------
       Regional Manager (East)
       -----------------------------


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SUMITOMO TRUST                         BANK WEST
(ASSIGNOR CUSTODIAN/BAILEE):           (ASSIGNEE CUSTODIAN/BAILEE):



SUMITOMO BANK OF NEW YORK              BANK OF THE WEST TRUST AND
TRUST COMPANY,                         INVESTMENT SERVICES DIVISION,
a New York corporation


By:    /s/SHINICHI ITO                 By:    /s/CLARENCE W. HERNDON
       ------------------------------         ------------------------------
Name:  Shinichi Ito                    Name:  Clarence W. Herndon
       ------------------------------         ------------------------------
Title: President                       Title: Vice President & Trust Officer
       ------------------------------         ------------------------------



                                       By:    /s/ DIANA M. SAIDIN
                                              ------------------------------
                                       Name:  Diana M. Saidin
                                              ------------------------------
                                       Title: Vice President & Trust Officer
                                              ------------------------------



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BORROWER:                              ACCOUNT HOLDER:


CORIXA CORPORATION,                    WELLS FARGO BANK, N.A.
a Delaware corporation


By:    /s/MICHELLE BURRIS              By:    /s/J. MORA ANDREWS
       -----------------------------          -----------------------------
Name:  Michelle Burris                 Name:  J. Mora Andrews
       -----------------------------          -----------------------------
Title: VP - CFO                        Title: Assistant Vice President
       -----------------------------          -----------------------------


                                       By:    /s/JOHN VASCONCELLOS
                                              -----------------------------
                                       Name:  John Vasconcellos
                                              -----------------------------
                                       Title: Vice President
                                              -----------------------------


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